UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2025

iSpecimen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40501	27-0480143
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Cabot Road, Suite 1800
Woburn, MA 01801

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 301-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ISPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2025, iSpecimen Inc., a Delaware corporation (Nasdaq: ISPC) (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which the Company agreed to sell, and the Investors agreed to purchase, 6,875 shares of the Company’s newly-designated Series C Convertible Non-Voting Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”), having a stated value of $1,000 per share, at a purchase price of $800 per share. The Series C Preferred Stock is convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock” and such shares, the “Conversion Shares”), with each share of Series C Preferred Stock convertible into a number of shares of Common Stock equal to the stated value of $1,000 per share divided by a conversion price equal to 85% of the closing price of the Company’s common stock on the trading day immediately preceding the applicable conversion date, provided that such conversion price shall not be less than $0.0681 (the “Floor Price”).

Pursuant to the Purchase Agreement, on December 31, 2025, the Company issued and sold 6,875 shares of Series C Preferred Stock for an aggregate purchase price of $5.5 million at the closing (the “Closing”).

In connection with the Purchase Agreement, the Company also entered into a Registration Rights Agreement with the Investors (the “Registration Rights Agreement”), pursuant to which the Company agreed to provide certain registration rights with respect to the resale of the Conversion Shares, and agreed to file an initial registration statement within certain time periods as set forth in the Registration Rights Agreement to register the Conversion Shares.

In addition, in connection with the Offering, the Company entered into a Placement Agent Agreement, dated December 30, 2025 (the “Placement Agent Agreement”), with E.F. Hutton & Co.  (the “Placement Agent”), pursuant to which the Placement Agent agreed to act as the Company’s exclusive placement agent in connection with the Offering, subject to the terms and conditions set forth therein.

The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement and the Placement Agent Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the forms of such agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The issuance and sale of the Series C Preferred Stock at the Closing was made, and the issuance and sale of the additional Conversion Shares will be made, in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering. The Investors represented that they are an “accredited investor” as defined in Rule 501(a) under the Securities Act.

The information in Item 1.01 is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 30, 2025, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series C Convertible Non-Voting Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware, establishing the rights, preferences, privileges and limitations of such Series C Preferred Stock.

The Series C Preferred Stock is convertible into shares of Common Stock, with each share of Series C Preferred Stock convertible into a number of shares of Common Stock equal to the stated value of $1,000 per share divided by a conversion price equal to 85% of the closing price of the Company’s common stock on the trading day immediately preceding the applicable conversion date, provided that such conversion price shall not be less than the Floor Price. The Series C Preferred Stock ranks senior to the Common Stock with respect to the preferences as to dividends, distributions, and payments upon liquidation, dissolution or winding up, subject to the terms of the Certificate of Designation.

The Series C Preferred Stock does not have voting rights. However, as long as any shares of Series C Preferred Stock are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the then-outstanding shares of the Series C Preferred Stock, (i) alter or change adversely the powers, preferences or rights given to the Series C Preferred Stock or alter or amend the Certificate of Designation, (ii) amend the Articles of Incorporation or any other charter documents of the Company in any manner that adversely affects any rights of the holder of Series C Preferred Stock, or (iii) enter into any agreement with respect to any of the foregoing.

The foregoing descriptions of the Series C Preferred Stock and the Certificate of Designation do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Designation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Series C Convertible Non-Voting Preferred Stock as filed on December 30, 2025
10.1	Form of Securities Purchase Agreement, dated December 30, 2025, by and between the Company and the Investors
10.2	Form of Registration Rights Agreement, dated December 30, 2025, by and between the Company and the Investors
10.3	Form of Placement Agent Agreement, dated December 30, 2025, by and between the Company and the Placement Agent
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2026

iSPECIMEN INC.

By:	/s/ Katharyn Field
	Name:	Katharyn Field
	Title:	Chief Executive Officer

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